Deposits	12 Months Ended
Dec. 31, 2016
Banking and Thrift [Abstract]
Deposits
(5)	Deposits

The aggregate amount of time deposits with a minimum denomination of $100,000 was approximately $16.4 million and $18.1 million at December 31, 2016 and 2015, respectively.

A schedule of maturities of time deposits at December 31, 2016 follows (in thousands):

Year Ending December 31,	Amount
2017	$15,216
2018	4,540
2019	588
2020	379

$20,723